                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            001-32181            13-3692801
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(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the  underlying  securities,  or guarantor  thereof,  or successor,  thereto,  as  applicable,  is subject  to the  information reporting  requirements  of the  Securities  Exchange Act of 1934,  as amended (the "Exchange Act").  Periodic reports and other  information required to be filed  pursuant to the  Exchange  Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as  applicable,  may be inspected  and copied at the public  reference facilities  maintained by the Securities and Exchange  Commission (the
          "Commission") at 450 Fifth Street, N.W.,  Washington,  D.C. 20549. The
          Commission   also   maintains   a  site  on  the  World  Wide  Web  at
          "http://www.sec.gov"  at which users can view and  download  copies of reports,  proxy and information statements and other information filed electronically  through the Electronic  Data  Gathering,  Analysis and
          Retrieval system.  Neither  Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents,  or made any due diligence  investigation  with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or  completeness  of such  documents or reports.
          There can be no  assurance  that  events  affecting  the issuer of the underlying securities,  or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been  publicly  disclosed  which  would  affect  the  accuracy  or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  1,  2004
                    Distribution  Date  for  the  TIERS  Inflation-Linked  Trust
                    Certificates, Series WYE 2004-21

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                                 By:  /s/ Mark C. Graham
                                                 -------------------------------
                                                 Name:  Mark C. Graham
                                                 Title: Authorized Signatory

July 1, 2004

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EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----
   1      Trustee's   Report   with   respect  to  the  July  1,  2004        6
          Distribution  Date  for  the  TIERS  Inflation-Linked  Trust
          Certificates, Series WYE 2004-21

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                                    Exhibit 1

To the Holders of:
TIERS Inflation-Linked Trust Certificates, Series WYE 2004-21
*CUSIP: 88652YAA9

U.S. Bank Trust National Association,  as Trustee for the TIERS Inflation-Linked
Trust Certificates,  Series WYE 2004-21, hereby gives notice with respect to the
Distribution Date of July 1, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Certificate, is as set forth below:

     Principal             Interest            Total Distribution
     $ 0.000000            $  2.940164         $  2.940164

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   The  Certificates  bore  interest  at the rate of 3.587% during  the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   $27,000,000 aggregate principal amount of Wyeth 5.50% Notes due February 1,
     2014 (the "Term Assets") are held for the above trust.

5.   At the close of  business on the  Distribution  Date,  27,000  Certificates representing  $27,000,000  aggregate  Certificate  Principal  Balance  were outstanding.

7.   The Notional Amount of the ISDA Master Agreement,  the Schedule thereto and the  Confirmation  thereto  each dated April 8, 2004  between the Trust and
     Citigroup   Financial   Products  Inc.   (collectively   the  "Swap"),   is
     $27,000,000. The obligations of the Citigroup Financial Products Inc. under the Swap are  guaranteed by Citigroup  Global Markets Inc., an affiliate of the Swap Counterparty.

8.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any  representation  made as to its  correctness.  It is  included solely for the convenience of the Holders.

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